HELOC POOL INFORMATION

PRINCIPAL BALANCES

									Weighted
									Average
				Aggregate	Percentage		Weighted		Combined
				Outstanding	of Cut-off Date	Weighted	Average	Average	Loan-to-
Range of			Number of	Principal	Principal	Average	Credit	Principal	Value
Principal Balances ($)			HELOCs	Balance	Balance	Loan Rate	Score	Balance	Ratio
0.01	-	2,500.00	1	$2,040	0.00%	11.500%	676	$2,040	90.00%
2,500.01	-	5,000.00	23	99,248	0.02	8.412	721	4,315	77.35
5,000.01	-	7,500.00	56	348,536	0.05	8.529	715	6,224	77.74
7,500.01	-	10,000.00	114	1,048,792	0.16	8.489	710	9,200	78.22
10,000.01	-	20,000.00	848	13,277,244	2.04	8.746	711	15,657	78.63
20,000.01	-	30,000.00	1,129	28,283,693	4.35	8.793	708	25,052	80.25
30,000.01	-	40,000.00	1,032	36,053,149	5.55	8.797	707	34,935	82.37
40,000.01	-	50,000.00	975	43,758,870	6.73	9.033	704	44,881	83.74
50,000.01	-	60,000.00	815	44,237,001	6.80	8.661	710	54,279	83.15
60,000.01	-	70,000.00	630	40,580,526	6.24	8.870	709	64,414	85.70
70,000.01	-	80,000.00	559	41,845,575	6.44	8.883	709	74,858	84.57
80,000.01	-	90,000.00	403	33,962,524	5.22	8.892	709	84,274	84.28
90,000.01	-	100,000.00	364	34,699,890	5.34	8.901	709	95,329	84.87
100,000.01	-	150,000.00	1,108	133,125,646	20.48	8.715	712	120,150	85.19
150,000.01	-	200,000.00	528	90,482,351	13.92	8.633	712	171,368	85.00
200,000.01	-	250,000.00	220	47,401,430	7.29	8.594	723	215,461	83.72
250,000.01	-	300,000.00	89	23,693,835	3.64	8.022	732	266,223	79.25
300,000.01	-	350,000.00	37	11,442,126	1.76	8.385	729	309,247	77.46
350,000.01	-	400,000.00	13	4,876,744	0.75	7.534	728	375,134	75.74
400,000.01	-	450,000.00	21	8,799,027	1.35	7.434	728	419,001	73.29
450,000.01	-	500,000.00	14	6,620,742	1.02	7.890	751	472,910	78.29
500,000.01	>=		10	5,432,692	0.84	7.530	742	543,269	72.64
Total:			8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The average principal balance of the HELOCs as of the Cut-off Date is $72,318.58.

OCCUPANCY TYPE1

			Percentage				Weighted
		Aggregate	of Cut-off				Average
		Outstanding	Date	Weighted	Weighted	Average	Combined
	Number of	Principal	Principal	Average	Average	Principal	Loan-to-
Occupancy Type	HELOCs	Balance	Balance	Loan Rate	Credit Score	Balance	Value Ratio
Primary Home	8,319	$604,985,264	93.06%	8.690%	712	$72,723	83.76%
Investment	424	29,127,937	4.48	8.699	721	68,698	74.89
Second Home	246	15,958,479	2.45	8.440	717	64,872	82.38
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%
(1) Based upon representation of the related mortgagors at the time of origination.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

     The combined loan-to-value ratio in the following table is a fraction whose (x) numerator is the sum of (i) the credit limit of the HELOCs and (ii) any original principal balances of mortgage loans senior to the HELOCs and (y) the denominator is (i) the lesser of the sales price or the appraised value of the related mortgaged property, in the case of purchase money HELOCs in the HELOC pool and (ii) the appraised value, in the case of HELOCs other than purchase money HELOCs in the HELOC pool.

									Weighted
				Aggregate	Percentage		Weighted		Average
Range of Original				Outstanding	of Cut-off Date	Weighted	Average	Average	Combined
Combined Loan to			Number of	Principal	Principal	Average	Credit	Principal	Loan-to-
Value Ratios (%)			HELOCs	Balance	Balance	Loan Rate	Score	Balance	Value Ratio
0.01	-	5.00	2	$39,731	0.01%	9.297%	698	$19,865	4.46%
5.01	-	10.00	7	257,588	0.04	8.601	721	36,798	8.69
10.01	-	15.00	9	195,836	0.03	7.617	761	21,760	12.69
15.01	-	20.00	11	392,308	0.06	6.866	752	35,664	17.91
20.01	-	25.00	17	644,024	0.10	7.400	751	37,884	22.99
25.01	-	30.00	31	1,980,901	0.30	8.256	738	63,900	27.69
30.01	-	35.00	33	2,006,818	0.31	7.522	753	60,813	32.93
35.01	-	40.00	48	2,678,180	0.41	7.994	727	55,795	38.30
40.01	-	45.00	87	5,338,678	0.82	7.850	731	61,364	43.30
45.01	-	50.00	92	5,483,661	0.84	8.127	733	59,605	47.96
50.01	-	55.00	106	8,730,009	1.34	8.064	734	82,359	53.02
55.01	-	60.00	157	11,046,694	1.70	7.737	716	70,361	57.98
60.01	-	65.00	191	13,014,936	2.00	7.970	725	68,141	63.16
65.01	-	70.00	310	24,422,033	3.76	7.839	718	78,781	68.26
70.01	-	75.00	416	36,553,007	5.62	8.161	718	87,868	73.23
75.01	-	80.00	1,097	87,208,198	13.42	7.924	719	79,497	78.86
80.01	-	85.00	666	42,551,998	6.55	8.600	707	63,892	83.58
85.01	-	90.00	3,106	196,544,496	30.23	8.905	703	63,279	89.26
90.01	-	95.00	1,827	137,719,353	21.19	9.016	708	75,380	94.28
95.01	-	100.00	776	73,263,231	11.27	9.507	729	94,411	99.84
Total:			8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The non-zero weighted average original combined loan-to-value ratio of the HELOCs as of the Cut-off Date is 83.32% (weighted by credit limit).

LOAN PURPOSE

							Weighted
		Aggregate	Percentage		Weighted		Average
		Outstanding	of Cut-off Date	Weighted	Average	Average	Combined
	Number of	Principal	Principal	Average	Credit	Principal	Loan-to-
Purpose	HELOCs	Balance	Balance	Loan Rate	Score	Balance	Value Ratio
Cash-Out Refinance	7,231	$508,748,673	78.26%	8.592%	710	$70,357	81.36%
Purchase	1,253	104,364,861	16.05	8.879	728	83,292	93.01
Rate/Term Refinance	505	36,958,146	5.69	9.411	712	73,184	89.45
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

PROPERTY TYPE

			Percentage of				Weighted
		Aggregate	Aggregate		Weighted		Average
		Outstanding	Outstanding	Weighted	Average	Average	Combined
	Number of	Principal	Principal	Average	Credit	Principal	Loan-to-
Property Type	HELOCs	Balance	Balance	Loan Rate	Score	Balance	Value Ratio
Single Family	6,470	$463,012,196	71.22%	8.665%	712	$71,563	82.41%
Planned Unit
Development	1,411	112,070,213	17.24	8.747	715	79,426	86.07
Condo	859	54,417,874	8.37	8.580	716	63,350	85.43
2-4 Family	249	20,571,396	3.16	9.056	706	82,616	84.47
Total	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

GEOGRAPHIC DISTRIBUTION

     The geographic locations used for the following table were determined by the property address for the mortgaged property securing the related HELOC.

			Percentage				Weighted
			of Cut-off		Weighted		Average
		Aggregate	Date	Weighted	Average	Average	Combined
Geographic	Number of	Outstanding	Principal	Average	Credit	Principal	Loan-to-
Distribution	HELOCs	Principal Balance	Balance	Loan Rate	Score	Balance	Value Ratio
California	4,248	$359,961,608	55.37%	8.654%	713	$84,737	82.80%
Florida	655	36,957,946	5.69	9.042	701	56,424	85.18
New York	435	30,434,737	4.68	8.705	709	69,965	82.59
Arizona	336	21,884,179	3.37	8.736	714	65,131	84.12
New Jersey	290	18,444,315	2.84	8.514	711	63,601	79.87
Washington	259	18,102,039	2.78	8.512	713	69,892	85.53
Virginia	244	17,432,418	2.68	8.558	711	71,444	84.15
Nevada	215	14,429,959	2.22	8.778	716	67,116	84.52
Maryland	229	14,261,443	2.19	8.845	709	62,277	84.44
Illinois	206	12,658,655	1.95	8.533	714	61,450	87.49
Hawaii	136	12,228,183	1.88	8.512	720	89,913	79.62
Michigan	221	10,183,695	1.57	9.305	728	46,080	89.26
Colorado	144	9,989,858	1.54	8.214	728	69,374	84.75
Massachusetts	138	9,132,577	1.40	8.281	725	66,178	81.60
Oregon	120	6,883,212	1.06	8.702	708	57,360	86.23
Georgia	107	5,779,390	0.89	8.798	713	54,013	86.46
Connecticut	83	5,711,237	0.88	9.228	717	68,810	81.00
North Carolina	102	5,618,008	0.86	8.609	721	55,079	81.88
Utah	79	5,352,322	0.82	8.837	706	67,751	85.25
Pennsylvania	86	4,554,178	0.70	9.014	713	52,956	85.34
Missouri	66	3,222,122	0.50	7.806	710	48,820	86.29
Minnesota	65	2,722,264	0.42	8.620	718	41,881	86.89
South Carolina	48	2,576,639	0.40	8.928	711	53,680	81.46
Idaho	37	2,506,545	0.39	8.937	716	67,744	78.16
Ohio	52	1,989,924	0.31	8.291	704	38,268	88.12
Indiana	38	1,916,503	0.29	9.385	700	50,434	87.38
District Of Columbia	25	1,714,842	0.26	7.919	712	68,594	86.25
New Hampshire	29	1,432,684	0.22	9.132	705	49,403	86.23
New Mexico	28	1,427,821	0.22	9.146	719	50,994	82.58
Wisconsin	34	1,360,934	0.21	9.001	717	40,027	90.29
Rhode Island	19	1,151,872	0.18	9.778	716	60,625	79.96
Louisiana	24	936,581	0.14	8.808	709	39,024	77.91
Kansas	18	852,688	0.13	8.517	724	47,372	76.08
Delaware	18	656,714	0.10	8.869	714	36,484	85.13
Montana	12	628,310	0.10	8.181	738	52,359	91.65
Vermont	12	573,939	0.09	9.035	718	47,828	84.26

			Percentage				Weighted
			of Cut-off		Weighted		Average
		Aggregate	Date	Weighted	Average	Average	Combined
Geographic	Number of	Outstanding	Principal	Average	Credit	Principal	Loan-to-
Distribution	HELOCs	Principal Balance	Balance	Loan Rate	Score	Balance	Value Ratio
Tennessee	12	562,151	0.09	9.063	690	46,846	85.32
Kentucky	13	489,126	0.08	8.346	695	37,625	85.09
Alabama	16	485,265	0.07	9.466	687	30,329	84.42
West Virginia	13	369,853	0.06	8.782	719	28,450	76.51
Maine	9	364,933	0.06	9.717	708	40,548	88.36
Iowa	14	362,535	0.06	7.776	752	25,895	67.36
Wyoming	9	349,976	0.05	9.471	716	38,886	88.98
Nebraska	13	325,188	0.05	8.915	706	25,014	90.45
Oklahoma	11	324,977	0.05	8.509	727	29,543	80.34
Alaska	7	283,383	0.04	8.688	724	40,483	87.38
Mississippi	7	230,187	0.04	8.458	682	32,884	78.65
North Dakota	2	90,217	0.01	10.001	694	45,109	88.46
Arkansas	3	87,525	0.01	10.786	683	29,175	94.04
South Dakota	2	76,022	0.01	6.298	718	38,011	78.51
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

CREDIT SCORES

							Weighted
		Aggregate	Percentage		Weighted		Average
		Outstanding	of Cut-off Date	Weighted	Average	Average	Combined
Range of Credit Score	Number of	Principal	Principal	Average	Credit	Principal	Loan-to-
Rating	HELOCs	Balance	Balance	Loan Rate	Score	Balance	Value Ratio
620 - 639	187	$9,723,718	1.50%	10.798%	630	$51,998	81.98%
640 - 659	813	45,525,336	7.00	10.192	649	55,997	82.36
660 - 679	1,475	100,390,799	15.44	9.333	669	68,062	85.53
680 - 699	1,639	112,917,923	17.37	8.872	689	68,894	85.42
700 - 719	1,365	108,526,122	16.69	8.498	709	79,506	85.29
720 - 739	1,144	90,916,412	13.99	8.235	729	79,472	84.10
740 - 759	969	77,485,010	11.92	8.218	749	79,964	83.45
760 - 779	730	57,043,848	8.78	7.965	769	78,142	79.51
780 - 799	482	35,450,844	5.45	7.966	789	73,549	76.73
800 - 819	177	11,653,814	1.79	7.722	806	65,841	74.08
820 - 839	8	437,854	0.07	7.748	823	54,732	47.27
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The non-zero weighted average credit score of the HELOCs as of the Cut-off Date is 713.

CREDIT LIMITS

								Weighted
				Percentage	Weighted	Weighted		Average
			Aggregate	of Cut-off	Average	Average	Average	Combined
		Number of	Outstanding	Date Principal	Loan	Credit	Principal	Loan-to-
Range of Credit Limits ($)		HELOCs	Principal Balance	Balance	Rate	Score	Balance	Value Ratio
10,000.00 -	10,000.00	28	$256,652	0.04%	9.744%	696	$9,166	83.57%
10,000.01 -	20,000.00	348	5,245,399	0.81	9.248	701	15,073	84.84
20,000.01 -	30,000.00	955	20,498,247	3.15	8.883	707	21,464	81.11
30,000.01 -	40,000.00	913	28,656,685	4.41	8.907	704	31,387	85.81
40,000.01 -	50,000.00	1,043	40,470,080	6.23	8.985	704	38,802	83.34
50,000.01 -	60,000.00	755	36,287,948	5.58	8.867	706	48,064	86.79
60,000.01 -	70,000.00	619	35,407,153	5.45	8.947	708	57,201	88.41
70,000.01 -	80,000.00	630	39,839,784	6.13	8.930	706	63,238	85.79
80,000.01 -	90,000.00	382	27,883,871	4.29	9.144	705	72,994	89.71
90,000.01 -	100,000.00	711	52,319,890	8.05	8.668	707	73,586	80.16
100,000.01 -	200,000.00	2,072	248,123,973	38.17	8.772	710	119,751	84.85
200,000.01 -	300,000.00	397	74,031,110	11.39	8.070	735	186,476	80.26
300,000.01 -	400,000.00	54	12,754,650	1.96	7.887	737	236,197	74.99
400,000.01 -	500,000.00	79	26,569,784	4.09	7.649	744	336,326	70.91
500,000.01 -	600,000.00	1	525,950	0.08	4.990	786	525,950	95.00
700,000.01 -	800,000.00	1	311,774	0.05	8.375	779	311,774	50.34
900,000.01 -	1,000,000.00	1	888,729	0.14	8.750	720	888,729	79.00
Total:		8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The average credit limit of the HELOCs as of the Cut-off Date is $90,773.16.

CREDIT LIMIT UTILIZATION RATES(1)

     The credit limit utilization rates in the following table were determined by dividing the principal balances as of the Cut-off Date by the credit limits of the related HELOCs.

					Percentage of				Weighted
					Statistical		Weighted		Average
				Aggregate	Cut-off Date	Weighted	Average	Average	Combined
Range of Credit Limits			Number of	Outstanding	Principal	Average	Credit	Principal	Loan-to-
Utilization Rate (%)			HELOCs	Principal Balance	Balance	Loan Rate	Score	Balance	Value Ratio
10.01	-	20.00	141	$3,044,070	0.47%	8.017%	730	$21,589	75.47%
20.01	-	30.00	435	12,606,006	1.94	8.204	732	28,979	74.07
30.01	-	40.00	414	15,113,417	2.32	8.290	726	36,506	75.37
40.01	-	50.00	404	17,177,165	2.64	8.352	724	42,518	76.29
50.01	-	60.00	582	29,462,824	4.53	8.141	723	50,623	77.37
60.01	-	70.00	460	28,326,093	4.36	8.407	715	61,578	79.38
70.01	-	80.00	532	42,013,861	6.46	8.055	719	78,973	80.96
80.01	-	90.00	485	41,142,848	6.33	8.370	717	84,831	79.74
90.01	-	100.00	1,816	131,358,247	20.21	8.800	713	72,334	85.74
100.01	-	102.00	3,585	316,783,564	48.73	8.801	709	88,364	88.39
102.01	-	104.00	133	12,968,841	1.99	11.046	692	97,510	92.69
104.01	-	106.00	2	74,745	0.01	11.744	712	37,372	88.22
Total:			8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

(1) Some of the HELOCs have principal balances that are above their respective credit limits. This excess is primarily reflecting the fact that the principal balance reported in this table include not only principal but also unpaid accrued interest and any unpaid fees. None of the HELOCs in the HELOC pool is more than 30 days delinquent and any balance above the credit limit is reasonably expected to be collected in the normal course of servicing.

The weighted average credit limit utilization rate of the HELOCs as of the Cut-off Date is 79.67% (weighted by credit limit).

ORIGINAL STATED TERM TO MATURITY

							Weighted
					Weighted		Average
Range of Original		Aggregate	Percentage of	Weighted	Average	Average	Combined
Stated Term to	Number of	Outstanding	Cut-off Date	Average	Credit	Principal	Loan-to-Value
Maturity (Months)	HELOCs	Principal Balance	Principal Balance	Loan Rate	Score	Balance	Ratio
180	15	$1,789,949	0.28%	9.016%	717	$119,330	76.34%
240	7,256	527,355,473	81.12	8.430	712	72,679	82.41
300	861	62,944,093	9.68	10.270	706	73,106	89.25
360	857	57,982,166	8.92	9.270	724	67,657	86.62
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The weighted average original stated term to maturity of the HELOCs as of the Cut-off Date is 256 months.

REMAINING STATED TERM TO MATURITY

							Weighted
					Weighted		Average
Range of Remaining		Aggregate	Percentage of Cut-	Weighted	Average	Average	Combined
Stated Term to	Number of	Outstanding	off Date Principal	Average	Credit	Principal	Loan-to-
Maturity (Months)	HELOCs	Principal Balance	Balance	Loan Rate	Score	Balance	Value Ratio
157 - 168	1	$109,895	0.02%	10.250%	719	$109,895	100.00%
169 - 180	14	1,680,054	0.26	8.935	717	120,004	74.86
193 - 204	5	183,151	0.03	8.387	730	36,630	71.18
205 - 216	22	993,491	0.15	8.818	747	45,159	70.56
217 - 228	175	9,150,311	1.41	9.040	736	52,287	75.64
229 - 240	7,054	517,028,519	79.53	8.418	712	73,296	82.65
265 - 276	2	173,467	0.03	10.085	706	86,734	91.14
277 - 288	11	518,258	0.08	10.019	745	47,114	89.52
289 - 300	848	62,252,367	9.58	10.273	706	73,411	89.24
313 - 324	5	100,045	0.02	8.816	762	20,009	85.69
325 - 336	1	335,847	0.05	8.875	697	335,847	85.00
337 - 348	21	756,672	0.12	9.479	742	36,032	78.04
349 - 360	830	56,789,603	8.74	9.270	723	68,421	86.80
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The weighted average remaining stated term to maturity of the HELOCs as of the Cut-off Date is 252 months.

ORIGINAL DRAW PERIOD

							Weighted
		Aggregate			Weighted		Average
		Outstanding	Percentage of	Weighted	Average	Average	Combined
Original Draw Period	Number of	Principal	Cut-off Date	Average	Credit	Principal	Loan-to-
(Months)	HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
60	14	$1,680,054	0.26%	8.935%	717	$120,004	74.86%
120	8,952	646,137,557	99.39	8.679	713	72,178	83.33
180	23	2,254,070	0.35	10.208	686	98,003	87.73
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The weighted average original draw period of the HELOCs as of the Cut-off Date is 120 months.

FULLY-INDEXED MARGIN

							Weighted
		Aggregate			Weighted		Average
		Outstanding	Percentage of	Weighted	Average	Average	Combined
	Number of	Principal	Cut-off Date	Average	Credit	Principal	Loan-to-
Range of Margins (%)	HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
¯ 1.000 - ¯ 0.751	201	$6,445,835	0.99%	7.250%	778	$32,069	58.21%
¯ 0.750 - ¯ 0.501	215	11,514,095	1.77	6.891	751	53,554	64.22
¯ 0.500 - ¯ 0.251	240	22,279,155	3.43	7.220	749	92,830	67.77
¯ 0.250 - ¯ 0.001	412	35,847,277	5.51	7.465	747	87,008	73.54
0.000 - 0.000	385	30,787,523	4.74	7.446	740	79,968	77.52
0.001 - 0.249	76	10,767,293	1.66	7.173	744	141,675	75.10
0.250 - 0.499	538	45,853,389	7.05	7.728	730	85,229	79.04
0.500 - 0.749	665	52,149,914	8.02	8.056	730	78,421	80.80
0.750 - 0.999	625	46,625,329	7.17	8.334	720	74,601	83.67
1.000 - 1.249	679	50,899,086	7.83	8.297	722	74,962	86.03
1.250 - 1.499	658	49,757,798	7.65	8.570	721	75,620	87.86
1.500 - 1.749	759	50,726,082	7.80	8.811	710	66,833	87.83
1.750 - 1.999	538	37,853,679	5.82	9.154	706	70,360	90.21
2.000 - 2.249	503	35,391,711	5.44	9.357	706	70,361	90.30
2.250 - 2.499	378	24,799,843	3.81	9.229	692	65,608	88.53
2.500 - 2.749	352	26,597,993	4.09	9.563	691	75,562	90.44
2.750 - 2.999	317	20,707,008	3.19	9.837	677	65,322	90.50
3.000 - 3.249	224	14,104,625	2.17	9.849	674	62,967	89.42
3.250 - 3.499	279	18,306,444	2.82	10.075	669	65,614	90.80
3.500 - 3.999	432	25,871,243	3.98	10.252	664	59,887	91.44
4.000 - 4.499	214	14,961,102	2.30	10.951	662	69,912	92.49
4.500 - 4.999	188	12,143,544	1.87	11.501	657	64,593	91.82
5.000 - 5.499	67	3,854,052	0.59	12.014	648	57,523	89.13
5.500 - 5.999	36	1,543,372	0.24	12.095	640	42,871	91.82
6.000 - 6.499	4	131,872	0.02	13.055	644	32,968	92.51
6.500 - 6.999	1	20,932	0.00	14.750	621	20,932	92.17
7.000 - 7.499	1	77,052	0.01	15.250	756	77,052	67.00
8.000 - 8.499	1	10,421	0.00	16.500	717	10,421	86.00
8.500 - 8.999	1	44,009	0.01	17.000	684	44,009	77.00
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The weighted average fully-indexed margin for the HELOCs as of the Cut-off Date was 1.391%. All HELOCs will be indexed to the “Prime Rate” as published in the “Money Rates” table of the Wall Street Journal.

CURRENT LOAN RATES

									Weighted
			Number	Aggregate			Weighted		Average
			of	Outstanding	Percentage of	Weighted	Average	Average	Combined
			Mortgage	Principal	Cut-off Date	Average	Credit	Principal	Loan-to-
Range of Loan Rates (%)			Loans	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
3.501	-	4.000	24	$1,923,410	0.30%	4.000%	729	$80,142	80.96%
4.501	-	5.000	1,457	109,557,892	16.85	4.990	712	75,194	83.74
5.501	-	6.000	2	83,236	0.01	6.000	703	41,618	94.16
6.501	-	7.000	527	39,098,156	6.01	6.990	711	74,190	85.95
7.001	-	7.500	369	13,955,405	2.15	7.367	764	37,820	61.45
7.501	-	8.000	439	37,275,286	5.73	7.891	747	84,910	69.82
8.001	-	8.500	727	62,493,245	9.61	8.346	738	85,960	76.99
8.501	-	9.000	937	76,020,840	11.69	8.842	727	81,132	80.87
9.001	-	9.500	1,033	77,281,411	11.89	9.342	722	74,813	86.05
9.501	-	10.000	1,023	70,971,295	10.92	9.826	712	69,376	88.72
10.001	-	10.500	726	49,987,139	7.69	10.309	703	68,853	90.20
10.501	-	11.000	553	38,624,088	5.94	10.839	687	69,845	90.34
11.001	-	11.500	396	25,075,453	3.86	11.358	673	63,322	90.50
11.501	-	12.000	358	20,571,836	3.16	11.798	664	57,463	91.12
12.001	-	12.500	166	11,668,390	1.79	12.328	663	70,292	92.44
12.501	-	13.000	159	10,616,698	1.63	12.818	655	66,772	91.71
13.001	-	13.500	56	3,270,542	0.50	13.313	648	58,403	89.05
13.501	-	14.000	27	1,257,995	0.19	13.815	642	46,592	92.07
14.001	-	14.500	6	186,950	0.03	14.255	645	31,158	92.20
14.501	-	15.000	1	20,932	0.00	14.750	621	20,932	92.17
15.001	-	15.500	1	77,052	0.01	15.250	756	77,052	67.00
16.001	-	16.500	1	10,421	0.00	16.500	717	10,421	86.00
16.501	-	17.000	1	44,009	0.01	17.000	684	44,009	77.00
Total:			8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The weighted average loan rate of the HELOCs as of the Cut-off Date is 8.685%.

MAXIMUM LOAN RATES

							Weighted
		Aggregate			Weighted		Average
		Outstanding	Percentage of	Weighted	Average	Average	Combined
Maximum Loan Rates	Number of	Principal	Cut-off Date	Average	Credit	Principal	Loan-to-
(%)	HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
12.000	13	$1,435,799	0.22%	9.332%	721	$110,446	84.04%
13.010	1	55,040	0.01	8.375	719	55,040	95.00
15.000	8	376,259	0.06	9.155	763	47,032	93.52
16.000	95	5,273,477	0.81	8.530	722	55,510	82.82
17.000	2	89,196	0.01	13.000	665	44,598	93.98
18.000	8,869	642,755,143	98.87	8.684	713	72,472	83.33
18.250	1	86,768	0.01	8.000	782	86,768	54.59
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The weighted average maximum loan rate of the HELOCs as of the Cut-off Date is 17.968%.

LOAN AGE

							Weighted
		Aggregate			Weighted		Average
		Outstanding	Percentage of	Weighted	Average	Average	Combined
Range of Loan Age	Number of	Principal	Cut-off Date	Average	Credit	Principal	Loan-to-
(Months)	HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
1 <=	1,026	$73,607,857	11.32%	6.111%	714	$71,743	83.75%
2 - 5	6,755	496,273,652	76.34	8.948	711	73,468	83.85
6 - 9	843	59,720,522	9.19	9.507	719	70,843	82.23
10 - 13	199	12,429,414	1.91	9.123	729	62,459	75.79
14 - 17	86	4,494,465	0.69	9.174	737	52,261	80.12
18 - 21	35	1,353,019	0.21	9.532	738	38,658	77.16
22 - 24	14	827,814	0.13	9.378	706	59,130	85.07
25 - 25	3	232,896	0.04	10.021	708	77,632	87.11
26 - 48	28	1,132,042	0.17	8.596	754	40,430	70.69
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

The weighted average loan age of the HELOCs as of the Cut-off Date is 4 months.

JUNIOR HELOC RATIO*

									Weighted
				Aggregate			Weighted		Average
				Outstanding	Percentage of	Weighted	Average	Average	Combined
Range of Junior			Number of	Principal	Cut-Off Date	Average	Credit	Principal	Loan-to-
Mortgage Ratio (%)			HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
0.01	-	10.00	883	$28,579,522	4.46%	8.576%	701	$32,366	81.95%
10.01	-	20.00	5,294	325,834,625	50.87	8.939	708	61,548	88.60
20.01	-	30.00	1,521	144,536,413	22.56	8.697	711	95,027	84.36
30.01	-	40.00	675	71,881,435	11.22	8.283	720	106,491	77.25
40.01	-	50.00	287	38,918,062	6.08	8.218	734	135,603	76.35
50.01	-	60.00	130	17,662,980	2.76	8.052	731	135,869	70.61
60.01	-	70.00	60	8,978,182	1.40	7.389	736	149,636	70.56
70.01	-	80.00	26	3,025,149	0.47	7.454	745	116,352	64.13
80.01	-	90.00	8	897,826	0.14	6.065	768	112,228	65.18
90.01	-	100.00	3	253,718	0.04	8.646	736	84,573	38.88
Total:			8,887	$640,567,910	100.00%	8.694%	712	$72,079	83.91%

* Only represents second liens

The non-zero weighted average junior mortgage ratio of the HELOCs as of the Cut-off Date is 23.152%.

LIEN POSITION

							Weighted
		Aggregate			Weighted		Average
		Outstanding	Percentage of	Weighted	Average	Average	Combined
	Number of	Principal	Cut-Off Date	Average	Credit	Principal	Loan-to-
Lien Position	HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
1st Lien	102	$9,503,770	1.46%	8.078%	741	$93,174	53.40%
2nd Lien	8,887	640,567,910	98.54	8.694	712	72,079	83.91
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

DOCUMENTATION TYPE

							Weighted
		Aggregate			Weighted		Average
		Outstanding	Percentage of	Weighted	Average	Average	Combined
	Number of	Principal	Cut-Off Date	Average	Credit	Principal	Loan-to-
Documentation Type	HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
Full	1,921	$115,375,693	17.75%	8.335%	721	$60,060	78.43%
FastForward	12	693,780	0.11	6.537	745	57,815	90.50
Stated	7,056	534,002,207	82.15	8.763	711	75,681	84.50
Total:	8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

NEGATIVELY AMORTIZING FIRST LIENS*

							Weighted
		Aggregate			Weighted		Average
		Outstanding	Percentage of	Weighted	Average	Average	Combined
Negatively Amortizing	Number of	Principal	Cut-Off Date	Average	Credit	Principal	Loan-to-
First Liens	HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
N	6,673	$485,431,660	75.78%	8.545%	716	$72,746	82.81%
Y	2,214	155,136,250	24.22	9.158	702	70,071	87.96
Total:	8,887	$640,567,910	100.00%	8.694%	712	$72,079	83.91%
* Only for second liens.

MAXIMUM COMBINED LOAN-TO-VALUE RATIOS(1)

									Weighted
				Aggregate			Weighted		Average
				Outstanding	Percentage of	Weighted	Average	Average	Combined
Maximum Combined			Number of	Principal	Cut-Off Date	Average	Credit	Principal	Loan-to-
LTV Ratios (%)			HELOCs	Balance	Principal Balance	Loan Rate	Score	Balance	Value Ratio
0.01	-	70.00	1,072	$73,575,122	11.32%	7.868%	726	$68,634	56.21%
70.01	-	75.00	385	33,929,009	5.22	8.250	720	88,127	72.91
75.01	-	80.00	950	76,615,285	11.79	7.847	721	80,648	78.67
80.01	-	85.00	540	37,457,243	5.76	8.366	711	69,365	82.24
85.01	-	90.00	1,922	122,523,178	18.85	8.652	706	63,748	88.55
90.01	-	95.00	1,513	107,650,218	16.56	8.869	707	71,150	93.15
95.01	-	100.00	1,262	105,801,320	16.28	9.327	719	83,836	96.20
100.01	-	105.00	1,030	66,327,556	10.20	9.433	701	64,396	90.81
105.01	-	110.00	313	26,114,792	4.02	9.351	706	83,434	94.65
110.01	>=		2	77,957	0.01	9.677	736	38,979	90.00
Total:			8,989	$650,071,680	100.00%	8.685%	713	$72,319	83.32%

(1) Assumes fully drawn HELOC + the related first lien mortgage having an unpaid principal balance equal to the negative amortization cap for that mortgage loan.

The non-zero weighted average maximum combined loan-to-value ratio of the HELOCs as of the Cut-off Date is 85.48% (weighted by credit limit).